UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

July 18, 2012

Merchants Bancshares, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	0-11595	03-0287342
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

275 Kennedy Drive		05403
So. Burlington, Vermont		(Zip Code)
(Address Of Principal Executive Offices)

(802) 658-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 18, 2012, Merchants Bancshares, Inc. (“Merchants”) issued a press release announcing that its Board of Directors declared a quarterly dividend of 28 cents per share on Merchants’ common stock. Merchants also announced its intent to release earnings on or about July 23, 2012. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date:	July 19, 2012	/s/ Janet P. Spitler
Janet P. Spitler
Chief Financial Officer & Treasurer
Principal Accounting Officer